UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5877

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Strategic Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT May 31, 2004

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

     Dreyfus Strategic Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc. covers the six-month period from December 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. Corporations have become more willing to hire new workers and invest in new projects and equipment. In addition, many states and municipalities have reported an increase in tax revenues, helping to relieve some of the fiscal pressures that arose during the economic downturn.As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface, and municipal bond prices recently have become more volatile.

Despite fixed-income investors’ current concerns, we believe that history confirms that bonds represent an important component of most investors’ long-term investment portfolios. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended May 31, 2004, the fund achieved a total return of –0.38%.1 During the same period, the fund provided aggregate income dividends of $0.3060 per share, which is equal to a distribution rate of 7.68%.2

Because of heightened market volatility in a recovering U.S. economy, municipal bonds generally ended the reporting period with prices that were lower than where they began. However, the fund increased its dividend distribution rate in February 2004, primarily because of the success of our leveraging strategy, which enabled the fund to lock in low prevailing borrowing rates on its shares of auction-rate preferred securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

We look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds’ structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond’s maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers.We have generally attempted to replace those bonds with investments consistent with the fund’s investment policies.We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund’s performance?

The fund was influenced by heightened market volatility throughout the reporting period. Gains achieved in advance of the Federal Reserve Board’s (the “Fed”) late-June 2003 reduction of short-term interest rates to 1%, a 45-year low, were erased during the summer of 2003, when evidence of stronger than expected economic growth sparked one of the worst six-week declines in the tax-exempt bond market’s history. Although municipal bond prices gradually recovered in the fall of 2003 as it became clearer that the labor market remained weak, keeping a lid on potential inflationary pressures, the market subsequently remained volatile through the first quarter of 2004.The market declined sharply in April and May 2004, when reports of unexpectedly strong job gains and higher energy prices rekindled investors’ inflation fears.

On the other hand, a strengthening economy benefited the fiscal conditions of many states and municipalities that previously had struggled with budget deficits. As a result, state and local governments had less need to borrow, issuing fewer municipal bonds during the first five months of 2004 than during the same period one year earlier. A reduced supply of tax-exempt securities and continued robust investor demand helped support municipal bond prices.

In this changing market environment, we maintained an investment posture that focused new purchases primarily on high-quality securities selling at slight premiums to their face values. High-quality, premium-priced bonds historically have retained more of their value during market declines, and in our view, can serve as an effective complement to the fund’s core holdings of higher-yielding, seasoned bonds. Because of the risk that stronger economic growth might lead to higher interest rates, we gradually and modestly reduced the fund’s average duration —a measure of sensitivity to changing interest rates — in an effort to help protect the fund if and when the Fed begins to implement a less accommodative monetary policy.

Finally, the fund benefited during the reporting period from the effects of low interest rates on its leveraging strategy. By locking in prevailing low borrowing rates on one of the fund’s series of preferred-rate auction securities and investing the proceeds in relatively higher-yielding municipal bonds, we were able to increase the fund’s dividend distribution rate even while interest rates remained near historical lows.

What is the fund’s current strategy?

We have maintained the fund’s relatively conservative positioning —including a focus on high-quality, premium-priced bonds and a relatively short average duration — in the expectation that the Fed’s next move is likely to be an increase in short-term interest rates. In our view, these are prudent strategies after the municipal bond market’s strong performance over the past several years.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—141.8%	Amount ($)		Value ($)

Alaska—4.5%
Alaska Housing Finance Corp.:
6.25%, 6/1/2035	5,905,000		6,195,054
6.05%, 6/1/2039 (Insured; MBIA)	11,915,000		12,288,178
Arizona—2.8%
Apache County Industrial Development Authority, PCR
(Tuscon Electric Power Co.) 5.85%, 3/1/2028	2,220,000		2,156,020
Arizona Water Infrastructure Finance Authority, Revenue
5%, 10/1/2021	3,000,000		3,076,560
Glendale Water and Sewer Revenue
(Subordinated Lien) 5%, 7/1/2021 (Insured; AMBAC)	2,060,000		2,104,434
Maricopa County Pollution Control Corp., PCR
(El Paso Electric Co.) 6.25%, 5/1/2037	4,000,000		4,141,240
Arkansas—2.3%
Arkansas Development Finance Authority, SFMR
6.25%, 1/1/2032	4,195,000		4,413,308
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	5,000,000		5,052,100
California—7.6%
California
5.50%, 4/1/2028	5,450,000		5,581,018
California Economic Recovery
5.25%, 7/1/2014 (Insured; FGIC)	7,435,000		8,190,470
California Department Water Resources,
Power Supply Revenue 6%, 5/1/2015	12,500,000		13,825,625
California Health Facilities Financing Authority, Revenue
(Cedars-Sinai Medical Center) 6.25%, 12/1/2034	3,750,000		3,969,900
Colorado—3.6%
Colorado Health Facilities Authority, Revenue
(American Housing Foundation 1, Inc.)
8.50%, 12/1/2031	2,035,000		1,999,347
Denver City and County, Special Facilities Airport Revenue
(United Air Lines) 6.875%, 10/1/2032	2,700,000	[a]	2,048,625
Northwest Parkway Public Highway Authority, Revenue
(First Tier Subordinated) 7.125%, 6/15/2041	5,500,000		5,789,685
Silver Dollar Metropolitan District 7.05%, 12/1/2030	4,885,000		4,928,281
Connecticut—2.7%
Connecticut Development Authority, PCR
(Connecticut Light and Power) 5.95%, 9/1/2028	6,000,000		6,235,140

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Resource Recovery Authority
(American Refunding-Fuel Company)
6.45%, 11/15/2022	4,985,000		5,114,610
Delaware—1.0%
Delaware Health Facilities Authority, Revenue
(Beebe Medical Center) 6.80%, 6/1/2024	3,905,000		3,998,330
District of Columbia—1.4%
Metropolitan Washington Airports Authority,
Special Facilities Revenue
(Caterair International Corp.) 10.125%, 9/1/2011	5,620,000		5,626,238
Florida—3.2%
Florida Housing Finance Corp., Housing Revenue
(Seminole Ridge Apartments)
6%, 4/1/2041 (Collateralized; GNMA)	6,415,000		6,616,623
Orange County Health Facilities Authority, Revenue:
(Adventist Health System) 6.25%, 11/15/2024	3,000,000		3,159,870
(Orlando Regional Healthcare System) 6%, 10/1/2026	3,500,000		3,613,330
Georgia—.7%
Savannah Economic Development Authority,
Environmental Improvement Revenue
(International Paper Company) 6.20%, 8/1/2027	2,670,000		2,731,544
Idaho—.3%
Idaho Housing & Finance Association, SFMR
6.35%, 1/1/2030 (Collateralized; FNMA)	1,135,000		1,183,158
Illinois—6.0%
Chicago O’Hare International Airport
General Airport Revenue (3rd Lien B-2 XLCA):
5.25%, 1/1/2027 (Insured; MBIA)	2,685,000		2,679,576
6%, 1/1/2029	5,000,000		5,339,700
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care) 6.125%, 11/15/2022	5,000,000		5,403,250
(OSF Healthcare Systems) 6.25%, 11/15/2029	10,900,000		11,348,971
Indiana—1.7%
Franklin Township School Building Corporporation
6.125%, 1/15/2022 (Prerefunded 7/15/2010)	6,000,000	[b]	7,008,720
Louisiana—2.4%
Parish of De Soto, Environmental Improvement
Revenue (International Paper Co.) 6.55%, 4/1/2019	2,900,000		3,027,339

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Louisiana (continued)
West Feliciana Parish, PCR:
(Entergy Gulf States) 6.60%, 9/1/2028	3,750,000		3,828,900
(Utility-Entergy Gulf States) 7%, 11/1/2015	3,000,000		3,078,990
Maryland—2.7%
Maryland Economic Development Corp.,
Student Housing Revenue (University
of Maryland) 5.75%, 10/1/2033	2,550,000		2,560,736
Maryland Industrial Development Financing
Authority, EDR (Medical Waste Associates
Limited Partnership) 8.75%, 11/15/2010	3,710,000		3,296,112
Maryland State and Local Facilities Loan
5%, 8/1/2017	5,000,000		5,280,200
Massachusetts—4.8%
Massachusetts Bay Transportation Authority,
Assessment Revenue 5%, 7/1/2028	5,000,000		4,954,850
Massachusetts Federal Highway
5.75%, 12/15/2010	5,305,000		5,955,393
Massachusetts Health and Educational Facilities
Authority, Revenue:
(Beth Isreal) 10.653%, 7/1/2025 (Insured; AMBAC)	3,250,000	[c]	3,268,785
(Civic Investments) 9%, 12/15/2015	2,000,000		2,301,340
(Partners Healthcare System) 5.75%, 7/1/2032	3,000,000		3,108,690
Pittsfield, SWDR (Vicon Recovery Associates)
7.95%, 11/1/2004	310,000		310,245
Michigan—2.9%
Michigan Hospital Finance Authority, HR
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000	[b]	5,526,350
Michigan Strategic Fund, SWDR
(Genesee Power Station) 7.50%, 1/1/2021	7,550,000		6,311,800
Mississippi—.8%
Mississippi Business Finance Corporation, PCR
(Systems Energy Resources, Inc.) 5.90%, 5/1/2022	3,160,000		3,182,626
Missouri—.6%
Saint Louis Industrial Development Authority
(Saint Louis Convention) 7.25%, 12/15/2035	2,625,000		2,421,930
Nebraska—.7%
Nebraska Investment Finance Authority, SFMR
10.656%, 3/1/2026	2,500,000	c,d	2,867,200

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Nevada—4.7%
Clark County, IDR
(Southwest Gas Corporation) 6.50%, 12/1/2033	5,000,000		5,032,300
Washoe County (Reno-Sparks Convention)
6.40%, 7/1/2029 (Insured;
FSA, Prerefunded 1/1/2010)	8,000,000	[b]	9,245,520
Wasoe County Water Facility Revenue
(Sierra Pacific Power Company) 5%, 3/1/2036	5,000,000		4,997,550
New Hampshire—3.6%
New Hampshire Business Finance Authority, PCR
(Public Service Co.):
6%, Series D 5/1/2021 (Insured; MBIA)	2,690,000		2,935,355
6%, Series E 5/1/2021 (Insured; MBIA)	6,000,000		6,547,260
New Hampshire Industrial Development
Authority, PCR (Connecticut Light)
5.90%, 11/1/2016	5,400,000		5,544,666
New Jersey—5.8%
New Jersey Economic Development Authority
Special Facilities Revenue (Continental Airlines, Inc.):
6.25%, 9/15/2019	3,620,000		2,846,297
6.25%, 9/15/2029	5,000,000		3,667,100
7.20%, 11/15/2030	7,000,000		5,814,270
New Jersey Educational Facilities Authority, Revenue
Higher Education Capital Improvement
5.25%, 9/1/2019 (Insured; AMBAC)	3,000,000		3,154,620
Tobacco Settlement Financing Corporation
7%, 6/1/2041	9,095,000		8,333,930
New York—5.9%
New York City 5.75%, 8/1/2014	5,000,000		5,458,550
New York City Transitional Finance Authority, Revenue
(Future Tax Secured):
5.375%, 11/15/2021	5,000,000		5,274,400
5.25%, 2/1/2018 (Insured; MBIA)	5,000,000		5,286,800
New York State Dormitory Authority, Revenue:
City University Systems
(Consolidated 4th General) 5.50%, 7/1/2017	3,060,000		3,250,577
Judicial Facility Lease
(Suffolk County) 9.50%, 4/15/2014	605,000		846,528
(Marymount Manhattan College)
6.25%, 7/1/2029	4,000,000		4,289,520

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

North Carolina—2.0%
North Carolina Eastern Municipal Power Agency,
Power Systems Revenue 6.70%, 1/1/2019	2,500,000		2,756,150
North Carolina Public Improvement
5.25%, 3/1/2015 (Insured; MBIA)	5,000,000		5,444,150
Ohio—6.4%
Cuyahoga County, HR (Metrohealth Systems)
6.15%, 2/15/2029	10,000,000		10,304,100
Cuyahoga County Hospital Facilities, Revenue
(UHHS/CSAHS Cuyahoga Inc. &
CSAHS/UHHS Canton Inc.) 7.50%, 1/1/2030	3,500,000		3,828,965
Mahoning County Hospital Facilities, Revenue
(Forum Health Obligation Group)
6%, 11/15/2032	4,000,000		4,132,520
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating Co.)
6.10%, 8/1/2020	2,400,000		2,486,136
Ohio Housing Finance Agency, Mortgage Revenue
10.790%, 3/1/2029 (Collateralized; GNMA)	1,720,000	[c,d]	1,848,501
Ohio Water Development Authority, PCR
(Cleveland Electric) 6.10%, 8/1/2020	4,000,000		4,143,560
Oklahoma—3.5%
Oklahoma Development Finance Authority, Revenue
(St. John Health System) 6%, 2/15/2029	9,000,000		9,535,680
Oklahoma Industries Authority, Health System
Revenue (Obligation Group)
5.75%, 8/15/2029 (Insured; MBIA)	5,000,000		5,272,250
Oregon—1.4%
Umatilla County Hospital Facility Authority, Revenue
(Catholic Health Initiatives) 5.50%, 3/1/2022	2,500,000		2,575,300
Western Generation Agency
Cogeneration Project Revenue
(Wauna Cogeneration) 7.40%, 1/1/2016	3,250,000		3,310,515
Pennsylvania—1.4%
Allegheny County Port Authority, Special
Transportation Revenue 6.125%, 3/1/2029
(Insured; MBIA, Prerefunded 3/1/2009)	4,750,000	[b]	5,417,803

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Pennsylvania (continued)
Pennsylvania Housing Finance Agency,
Multi-Family Development Revenue
8.25%, 12/15/2019	269,000		269,546
Rhode Island—1.6%
Rhode Island Health & Educational Building
Corporation Higher Educational Facilities
(University of Rhode Island)
5.875%, 9/15/2029 (Insured; MBIA)	5,910,000		6,403,130
South Carolina—8.0%
Berkeley County School District Installment
Purchase Revenue (Securing Assets
For Education) 5%, 12/1/2028	3,510,000		3,350,681
Greenville County School District Installment
Purchase Revenue (Building Equity
Sooner Tomorrow) 5.50%, 12/1/2028	10,000,000		10,100,100
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	7,000,000		7,224,070
Richland County, Environmental Improvement Revenue
(International Paper Company) 6.10%, 4/1/2023	6,500,000		6,619,665
South Carolina Medical Facilities, Hospital Facilities
Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)	5,000,000	[b]	5,676,400
Tennessee—4.1%
Johnson City Health and Educational Facilities Board, HR
(1st Mortgage-Mountain State Health):
7.50%, 7/1/2025	2,000,000		2,248,480
7.50%, 7/1/2033	3,000,000		3,352,020
Memphis Center City Revenue Finance Corp.
Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	6,000,000		6,005,760
Tennessee Housing Development Agency
(Homeownership Program):
6%, 1/1/2028	3,015,000		3,109,550
6.40%, 7/1/2031	1,925,000		2,036,708
Texas—22.6%
Austin Airport System Revenue
5.25%, 11/15/2017 (Insured; MBIA)	2,500,000		2,636,275

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Texas (continued)
Dallas Fort Worth International Airport, Revenue:
5.50%, 11/1/2021 (Insured; FSA)	7,000,000		7,300,300
Facility Improvement Corp.
(2001-A-1 Bombardier Inc.) 6.15%, 1/1/2016	3,000,000		2,993,880
Gregg County Health Facilities Development
Corp., HR (Good Shepherd Medical Center)
6.375%, 10/1/2025	2,500,000		2,752,125
Harris County Health Facilities
Development Corp., HR (Memorial
Hermann Healthcare) 6.375%, 6/1/2029	7,000,000		7,608,370
Katy Independent School District
6.125%, 2/15/2032	11,360,000		12,381,832
Sabine River Authority, PCR (TXU Electric):
6.45%, 6/1/2021	2,900,000		2,972,094
5.50%, 5/1/2022	5,490,000		5,804,687
Springhill Courtland Heights Public Facility Corp., MFHR
5.85%, 12/1/2028	6,030,000		6,095,968
Texas:
(Veterans ) 6%, 12/1/2030	3,935,000		4,129,940
(Veterans Housing Assistance Program)
6.10%, 6/1/2031	8,510,000		8,913,374
Texas Department of Housing and Community Affairs:
Home Mortgage Revenue
12.198%, 7/2/2024	2,950,000	[c]	3,110,539
Residential Mortgage Revenue
5.35%, 7/1/2033	5,735,000		5,745,151
Tomball Hospital Authority, Revenue:
6.125%, 7/1/2023	3,680,000		3,681,288
(Tomball Regional Hospital) 6%, 7/1/2025	4,650,000		4,549,095
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health
Care System) 6.75%, 11/1/2025	5,850,000		5,797,292
Texas Turnpike Authority,
Central Texas Turnpike System Revenue
5.25%, 5/15/2042 (Insured; AMBAC)	6,875,000		6,907,656

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Utah—1.0%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	4,327,000		3,933,200
Virginia—5.1%
Henrico County Economic Development Authority,
Revenue (Bon Secours Health System)
5.60%, 11/15/2030 (Insured; FSA)	3,140,000		3,153,565
Henrico County Industrial Development Authority,
Revenue (Bon Secours Health System)
10.489%, 8/23/2027	7,500,000	[c]	9,169,275
Virginia Housing Development Authority
Rental Housing 6.20%, 8/1/2024	8,520,000		8,931,346
Washington—3.5%
Energy Northwest, Revenue
(Wind Project) 6%, 7/1/2023	3,670,000		3,800,432
Washington Higher Education Facilities Authority,
Revenue (Whitman College) 5.875%, 10/1/2029	10,000,000		10,469,400
Wisconsin—4.9%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Revenue:
7%, 6/1/2028	13,500,000		12,632,895
6.375%, 6/1/2032	2,150,000		1,827,823
Wisconsin Health and Educational Facilities
Authority, Revenue (Aurora Health Care)
6.40%, 4/15/2033	5,500,000		5,674,845
Wyoming—3.6%
Sweetwater County, SWDR (FMC Corp.):
7%, 6/1/2024	2,140,000		2,148,517
6.90%, 9/1/2024	2,465,000		2,485,583
Wyoming Student Loan Corp.,
Student Loan Revenue:
6.20%, 6/1/2024	5,000,000		5,300,750
6.25%, 6/1/2029	5,000,000		5,269,050
Total Long-Term Investments
(cost $576,732,142)			585,253,919

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

			Principal
Short-Term Municipal Investments—3.5%			Amount ($)		Value ($)

Alaska—1.3%
Valez, Marine Terminal Revenue, VRDN
(Exxon Pipeline Co. Project):
1.01%, Series A			3,700,000	[e]	3,700,000
1.01%, Series B			1,000,000	[e]	1,000,000
1.01%, Series C			700,000	[e]	700,000
Louisiana—2.2%
East Baton Rouge Parish, PCR, VRDN
(Exxon Project) 1.05%			9,200,000	[e]	9,200,000
Rhode Island—0.0%
Rhode Island Industrial Facilities Corp.,
Marine Terminal Revenue, VRDN
(ExxonMobil Project) 1.01%			100,000	[e]	100,000
Total Short-Term Investments
(cost $	14,700,000)				14,700,000

Total Investments (cost $		591,432,142)	145.3%		599,953,919
Liabilities, Less Cash and Receivables			(.3%)		(1,120,688)
Preferred Stock, at redemption value			(45.0%)		(186,000,000)
Net Assets			100.0%		412,833,231

Summary of Abbreviations
AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDR	Industrial Development Revenue
EDR	Economic Development Revenue	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance		Insurance Corporation
	Company	MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage	PCR	Pollution Control Revenue
	Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GNMA	Government National Mortgage	VRDN	Variable Rate Demand Notes
	Association	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	30.8
AA		Aa		AA	17.9
A		A		A	18.2
BBB		Baa		BBB	16.5
BB		Ba		BB	5.3
B		B		B	2.1
F		MIG1/P1		SP1/A1	2.5
Not Rated [f]		Not Rated [f]		Not Rated [f]	6.7
					100.0

a Non-income producing security, interest payments in default.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Inverse floater security—the interest rate is subject to change periodically.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2004 these securities amounted to $4,715,701 or 1.1% of net assets applicable to common shareholders.

e	Securities payable on demand.Variable interest rate—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Advisor to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		591,432,142	599,953,919
Cash			38,157
Interest receivable			10,205,002
Receivable for investment securities sold			6,715,812
Prepaid expenses			200,833
			617,113,723

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			379,828
Payable for investment securities purchased			17,573,775
Dividends payable to Preferred shareholders			153,264
Commissions payable			50,018
Accrued expenses and other liabilities			123,607
			18,280,492

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at	$25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)			412,833,231

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,181,284 shares issued and outstanding)			48,181
Paid-in capital			435,533,856
Accumulated undistributed investment income—net			4,451,323
Accumulated net realized gain (loss) on investments			(35,721,906)
Accumulated net unrealized appreciation
(depreciation) on investments			8,521,777

Net Assets applicable to Common Shareholders ($)			412,833,231

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)			48,181,284
Net Asset Value per share of Common Stock ($)			8.57

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	17,466,341
Expenses:
Management fee—Note 3(a)	1,535,928
Administration fee—Note 3(a)	767,964
Commission fees—Note 1	245,683
Shareholders’ reports	34,285
Directors’ fees and expenses—Note 3(b)	31,027
Shareholder servicing costs	18,990
Professional fees	10,252
Registration fees	6,941
Custodian fees	3,240
Miscellaneous	14,975
Total Expenses	2,669,285
Investment Income—Net	14,797,056

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(11,044,609)
Net unrealized appreciation (depreciation) on investments	(3,978,586)
Net Realized and Unrealized Gain (Loss) on Investments	(15,023,195)
Dividends on Preferred Stock	(1,175,768)
Net (Decrease) in Net Assets Resulting from Operations	(1,401,907)

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2004	Year Ended
	(Unaudited)	November 30, 2003

Operations ($):
Investment income—net	14,797,056	30,921,419
Net realized gain (loss) on investments	(11,044,609)	(5,523,575)
Net unrealized appreciation
(depreciation) on investments	(3,978,586)	22,529,434
Dividends on Preferred Stock	(1,175,768)	(2,664,167)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,401,907)	45,263,111

Dividends to Common Shareholders from ($):
Investment income—net	(14,734,042)	(29,005,474)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	668,163	674,711
Total Increase (Decrease) in Net Assets	(15,467,786)	16,932,348

Net Assets ($):
Beginning of Period	428,301,017	411,368,669
End of Period	412,833,231	428,301,017
Undistributed investment income—net	4,451,323	5,467,776

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	73,952	75,996

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months	Ended
	May 31, 2004		Year Ended November 30,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	8.90	8.56	8.75	8.60	8.56	9.52
Investment Operations:
Investment income—net	.31[b]	.64[b]	.70[b]	.72	.70	.58
Net realized and unrealized
gain (loss) on investments	(.31)	.36	(.26)	.11	.06	(.90)
Dividends on Preferred Stock
from net investment income	(.02)	(.06)	(.07)	(.12)	(.16)	(.02)
Total from Investment Operations	(.02)	.94	.37	.71	.60	(.34)
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.31)	(.60)	(.56)	(.56)	(.56)	(.58)
Capital Stock transactions—net
effect of Preferred Stock Offering	—	—	—	—	(.00)[c]	(.04)
Net asset value, end of period	8.57	8.90	8.56	8.75	8.60	8.56
Market value, end of period	7.97	8.81	7.88	8.45	8 1 / 8	7 11 / 16

Total Return (%) [d]	(6.30)[e]	19.89	(.36)	10.72	13.30	(19.36)

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	May 31, 2004		Year Ended November 30,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Ratios/Supplemental Data (%):
Ratio of expenses to average
net assets applicable
to Common Shareholders[f,g]	1.25[h]	1.28	1.28	1.27	1.34	.91
Ratio of net investment
income to average net
assets applicable to
Common Shareholders[f,g]	6.91[h]	7.35	8.10	8.10	8.25	6.64
Portfolio Turnover Rate	22.39[e]	77.92	44.71	13.36	27.58	32.58
Asset coverage of
Preferred Stock,
end of period	322	330	321	326	321	320

Net Assets, net of
Preferred Stock,
end of period ($ x 1,000)	412,833	428,301	411,369	420,009	411,081	408,958
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000	186,000

a As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shareholders from 8.08% to 8.10%.

Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Calculated based on market value.
e	Not annualized.
f	Does not reflect the effect of dividends to Preferred Stock shareholders.
g	The ratio of expenses to total average net assets and the ratio of net investment income to total average net assets were .87% and 4.82%, respectively, for the six months ended May 31, 2004, .86% and 5.10%, respectively, for the year ended November 30, 2003, .89% and 5.61%, respectively, for the year ended November 30, 2002, .89% and 5.64%, respectively, for the year ended November 30, 2001, .92% and 5.64%, respectively, for the year ended November 30, 2000 and .84% and 6.13%, respectively, for the year ended November 30, 1999.

h	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Boston Safe Deposit and Trust Company (the “Custodian”) acts as the fund’s custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”),serves as the fund’s transfer agent,div-idend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Share-holder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually.To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 28, 2004, the Board of Directors declared a cash dividend to Common Shareholders of $.051 per share from investment income-net, payable on June 28, 2004 to Common Shareholders of record as of the close of business on June 14, 2004.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset annually for Series A and B and every 7 days for series C. The dividend rate in effect at May 31, 2004 were as follows: Series A —1.55%, Series B—1.25% and Series C—1.05%.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $24,677,297 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2003. If not applied, $3,964,163 of the carryover expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010 and $5,474,907 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2003 was as follows: tax exempt income $31,669,641. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the fund’s average weekly net assets.The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund’s average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

The components of Due to the Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fee $379,828.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $134,837,697 and $137,712,344, respectively.

At May 31, 2004, accumulated net unrealized appreciation on investments was $8,521,777, consisting of $22,661,057 gross unrealized appreciation and $14,139,280 gross unrealized depreciation.

At May 31,2004,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at com-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mon law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

PROXY RESULTS ( U n a u d i t e d )

At the annual shareholders’ meeting held on May 14, 2004, the Fund’s Common Stockholders and Auction Preferred Stockholders voted together as a single class with respect to the proposal below as follows:

		Shares

	For		Authority Withheld

To elect two Class II Directors:†
Ehud Houminer	42,816,970		709,251
Robin A. Pringle	7,402		1

† The terms of these Class II Directors expire in 2007.

The Fund 27

NOTES

OFFICERS AND DIRECTORS

D rey f u s S t ra te g i c M u n i c i p a l B o n d Fu n d , I n c .

200 Park Avenue New York, NY 10166

Directors
Joseph S. DiMartino
David W. Burke
William Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Pringle †
John E. Zuccotti †
† Auction Preferred Stock Directors

Officers
President
Stephen E. Canter
Executive Vice Presidents
Stephen R. Byers
A. Paul Disdier
Vice President
Mark N. Jacobs
Secretary
John B. Hammalian
Assistant Secretaries
Steven F. Newman
Michael A. Rosenberg
Treasurer
James Windels
Assistant Treasurers
Gregory S. Gruber
Kenneth J. Sandgren
Compliance Officer
William Germenis
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Portfolio Managers (continued)
Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S.Wieboldt
Bill Vasiliou

Investment Adviser
and Administrator
The Dreyfus Corporation

Custodian
Boston Safe Deposit and Trust Company

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend-Paying Agent,
Registrar and Disbursing Agent
PFPC Global Fund Services
(Common Stock)
Deutsche Bank (Auction Preferred Stock)

Auction Agent
Deutsche Bank (Auction Preferred Stock)

Stock Exchange Listing
NYSE Symbol: DSM

Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 29

For More Information

Dreyfus Strategic Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

Transfer Agent,
Dividend-Paying Agent,
Registrar and Disbursing Agent
PFPC Global Fund Services
(Common Stock)
101 Federal Street
Boston, MA 02110

© 2004 Dreyfus Service Corporation

0852SA0504

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)